Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             18
         Statement of Assets and Liabilities                           19
         Statement of Operations                                       20
         Statements of Changes in Net Assets                           21
         Notes to Financial Statements                                 22



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Aggressive Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.








USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President


On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.


Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.







Investment Review

USAA AGGRESSIVE GROWTH FUND

OBJECTIVE: Appreciation of capital.

TYPES OF INVESTMENTS: Common stock of companies with prospects of rapidly growing earnings.


----------------------------------------------------------------
                                   7/31/97            7/31/98
----------------------------------------------------------------
  Net Assets                   $754.0 Million     $736.5 Million
  Net Asset Value Per Share       $32.82              $31.62
----------------------------------------------------------------


----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/98
----------------------------------------------------------------
   1 Year            5 Years          10 Years
    3.91%            17.52%            13.19%
----------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund, the Russell 2000 (Registered Trademark) Index, and the Lipper Small Cap Funds Average for the period of 07/31/88 through 07/31/98. The data points from the graph are as follows:


           USAA Aggressive           Russell 2000
            Growth Fund          (Registered Trademark)       Lipper Small
                                        Index              Cap Funds Average
          ----------------       ---------------------     -----------------

07/88           $10,000              $10,000                    $10,000
12/88             9,957                9,940                     10,024
06/89            10,987               11,389                     11,655
12/89            11,609               11,557                     12,508
06/90            12,137               11,726                     13,357
12/90            10,225                9,306                     11,244
06/91            12,841               11,881                     13,879
12/91            17,555               13,591                     17,282
06/92            13,450               13,609                     15,830
12/92            16,061               16,093                     19,263
06/93            15,472               17,148                     20,168
12/93            17,368               19,131                     22,635
06/94            14,714               17,893                     20,673
12/94            17,227               18,782                     22,606
06/95            20,558               21,491                     26,334
12/95            25,912               24,126                     30,269
06/96            31,811               26,625                     34,296
12/96            30,181               28,105                     34,974
06/97            31,264               30,973                     37,508
12/97            32,463               34,391                     41,139
06/98            37,070               36,085                     44,131
07/98            34,526               33,164                     41,031

Data from 7/31/88 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund to the broad-based Russell 2000(Registered Trademark) Index and the Lipper Small Cap Funds Average. The Russell 2000(Registered Trademark) is a widely recognized unmanaged small cap index consisting of the 2,000 smallest companies within the Russell 3000(Registered Trademark) Index. The Lipper Small Cap Funds Average is an average of all the small cap funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.









Message from the Managers

[Photograph of Portfolio Managers, Eric M. Efron, CFA and John K. Cabell, Jr., CFA, appears here]

PERFORMANCE
Two patterns that have emerged in recent years continued to prevail in the stock market during the year ended July 31, 1998. First, volatility remained the order of the day. During the period, a turbulent mixture of opposing forces influenced investor sentiment. Among the positive crosscurrents were a good economy, favorable interest rates, low inflation, and reasonably good earnings reports. Countering these were concerns of an impending economic slowdown, the fear of rising interest rates, apprehension that economic difficulties in Asia and Russia might impact U.S. corporate earnings, high valuations, and the release of a number of disappointing earnings reports, most notably in the highly visible technology sector.

The second prevailing pattern was the continuing outperformance of large capitalization equities versus their smaller counterparts. In general, investors continued to favor the liquidity of large capitalization stocks over the better earnings prospects and lower valuations offered by small cap equities. For the twelve months ended July 31, 1998,the large cap-oriented S&P Index generated a total return of 19.3% versus 2.3% by the small-cap based Russell 2000(Registered Trademark) Index.(1) Against this backdrop, the USAA Aggressive Growth Fund, with a major commitment in smaller growth stocks with market capitalizations below $3 billion, returned 3.9%, surpassing the Russell 2000 by a wide margin, but falling short of the large cap-oriented S&P 500.(2)

(1) The broad-based Russell 2000(Registered Trademark) Index is an unmanaged, widely recognized small cap index consisting of the 2,000 smallest companies within the Russell 3000(Registered Trademark) Index.

(2) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


PORTFOLIO STRATEGY
Because we are an aggressive growth fund, our primary focus is on growth, not value. We invest in companies with rapid earnings growth potential. Because we believe that earnings are the basic building blocks of value, we feel there is a positive correlation between earnings growth, value accumulation, and ultimately stock price movement. Thus, we are not uncomfortable with the premium valuations that many of our holdings carry.

As is typical of aggressive growth funds in general, we invest primarily in smaller market capitalization companies. We feel that smaller companies are innovative, flexible, and receptive to change. These companies are also capable of very rapid growth from their small bases. Nevertheless, we are acutely aware that small cap stocks can underperform their large cap competitors for prolonged periods of time, much to the distress of investors and portfolio managers. To deal with this disparity in performance, we invest some of our assets in large capitalization stocks. This may enhance the Fund's performance and provide investors with more exposure to companies that they recognize.

We prefer to invest in companies that are well positioned to take advantage of prolonged social and economic trends. Companies that embrace change have a much better chance to thrive than those that resist it, in our opinion. Many of our investments center on such themes as the telecommunications revolution, new computing, the drive for productivity, changing lifestyles, and consolidation.

The Fund continues to invest heavily in the technology and telecommunications sectors in order to take advantage of productivity enhancement and telecom deregulation, two of the most powerful and pervasive trends in today's business environment. In the technology sector, we have increased our exposure in the semiconductor and computer disk drive industries, both of which are currently encountering cyclical downturns but are expected to start staging strong recoveries in the near future. We have reduced our exposure in the energy services area, which has been hurt by declining energy prices. In addition, we have increased our holdings in retail stocks in order to capitalize on the strong domestic consumer economy.

In late 1997 and early 1998, the Fund portfolio underwent a major restructuring in which it was decided to concentrate our holdings among fewer, but larger, positions and to increase our investments in large market capitalization stocks. This necessitated the sale, at a net profit, of a substantial number of our previous holdings, resulting in a capital gains distribution, which we estimate at $3.93 - $3.95 per share, to be paid out in September 1998.


OUTLOOK
We are cautiously optimistic about the future performance of the USAA Aggressive Growth Fund. Although we expect the stock market to remain volatile over the short term, the stocks in which we have invested have rapid earnings growth potential, which, if realized, could pave the way for meaningful long-term price appreciation. The Fund is well positioned to benefit from an eventual improvement in investor sentiment towards small cap stocks. But until this happens, it may be hard pressed to keep pace with large cap portfolios. With this in mind, we believe that in the current investment environment, the inclusion of some large cap equities in the Fund is prudent.

-----------------------------------     ----------------------------------------
    TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES
      (% OF NET ASSETS)                            (% OF NET ASSETS)
-----------------------------------     ----------------------------------------
Cisco Systems                  2.3       Telephones                         6.0
Dollar Tree Stores             1.6       Computer - Networking              5.9
AAR                            1.6       Electronics - Semiconductors       5.4
Express Scripts                1.5       Healthcare - Specialized Services  4.7
Microsoft                      1.4       Biotechnology                      4.6
Dell Computer                  1.4       Services - Commercial & Consumer   4.4
Suiza Foods                    1.4       Retail - Specialty                 4.3
Clear Channel Communications   1.4       Computer Software & Service        4.2
3Com                           1.3       Communication Equipment            4.0
Elan plc ADR                   1.3       Medical Products & Supplies        3.5
-----------------------------------     ----------------------------------------


Past performance is no guarantee of future results.

See page 10 for a complete listing of the Portfolio of Investments.







Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

                Ordinary income                   $ .2549 *
                Long-term capital gains - 20%      1.9221
                Long-term capital gains - 28%       .1637
                                                 ---------
                     Total                        $2.3407
                                                 =========

4.57% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.







Independent Auditors' Report

The Shareholders and Board of Directors

USAA AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Aggressive Growth Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Aggressive Growth Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

San Antonio, Texas
September 4, 1998







USAA AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998


                                                                        Market
   Number                                                               Value
  of Shares         Security                                            (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (97.7%)

            Aerospace/Defense (3.4%)
  450,000   AAR Corp.                                                  $ 11,390
  120,000   Aviation Sales Co. *                                          4,155
  130,000   TriStar Aerospace Co. *                                       1,609
  200,000   Triumph Group, Inc. *                                         7,850
                                                                     -----------
                                                                         25,004
                                                                     -----------
            Air Freight (0.6%)
  150,000   Eagle USA Airfreight, Inc. *                                  4,163
                                                                     -----------
            Airlines (0.8%)
   50,000   Atlantic Coast Airlines, Inc. *                               1,319
  150,000   Midwest Express Holdings, Inc. *                              4,725
                                                                     -----------
                                                                          6,044
                                                                     -----------
             Banks - Major Regional (1.7%)
  100,000   Bank United Corp. "A"                                         4,463
  150,000   Columbia Banking Systems, Inc. *                              3,103
  130,000   Hamilton Bancorp, Inc. *                                      4,428
   34,700   Telebanc Financial Corp *                                       720
                                                                     -----------
                                                                         12,714
                                                                     -----------
            Beverages - Alcoholic (1.1%)
  100,000   Beringer Wine Estates Holdings, Inc. "B" *                    4,162
   69,600   Golden State Vintners, Inc. *                                   974
  100,000   Robert Mondavi Corp. "A" *                                    2,713
                                                                     -----------
                                                                          7,849
                                                                     -----------
            Biotechnology (4.6%)
  100,000   Centocor, Inc. *                                              3,525
  100,000   CN Biosciences, Inc. *                                        2,937
  120,000   Genzyme Corp. *                                               3,776
   70,000   IDEC Pharmaceuticals Corp. *                                  1,658
   80,000   Immunex Corp. *                                               5,660
  100,000   Med Immune, Inc. *                                            5,878
   53,000   SangStat Medical Corp. *                                      1,246
  100,000   Sepracor, Inc. *                                              5,400
  255,000   Techne Corp. *                                                4,096
                                                                     -----------
                                                                         34,176
                                                                     -----------
            Broadcasting - Radio & TV (2.3%)
  180,000   Clear Channel Communications, Inc. *                         10,114
  162,700   Cumulus Media, Inc. "A" *                                     2,278
   55,400   Gray Communications Systems, Inc. "B"                         1,724
   85,800   Univision Communications, Inc. "A" *                          3,132
                                                                     -----------
                                                                         17,248
                                                                     -----------
            Building Material Group (0.9%)
  150,000   Fastenal Co.                                                  6,548
                                                                     -----------
            Communication Equipment (4.0%)
  127,800   Advanced Fibre Communications, Inc. *                         2,548
  300,000   Brightpoint, Inc. *                                           4,275
   17,800   Carrier Access Corp. *                                          287
   36,000   CIENA Corp. *                                                 2,666
  152,000   Datum, Inc. *                                                 1,463
  242,900   Harmonic Lightwaves, Inc. *                                   3,340
  154,100   Innova Corp. *                                                  713
  207,000   Ortel Corp. *                                                 4,062
  200,000   P-Com, Inc. *                                                 1,162
  228,200   Pairgain Technologies, Inc. *                                 3,081
  224,400   Positron Fiber Systems Corp. "A" *                            2,300
  106,450   REMEC, Inc. *                                                   812
  186,900   Spectrian Corp. *                                             2,617
                                                                     -----------
                                                                         29,326
                                                                     -----------
            Computer - Hardware (2.1%)
   96,400   Dell Computer Corp. *                                        10,468
  263,600   Sandisk Corp. *                                               2,801
   39,400   SCM Microsystems, Inc. *                                      2,305
                                                                     -----------
                                                                         15,574
                                                                     -----------
            Computer - Networking (5.9%)
  378,250   3Com Corp. *                                                  9,362
  170,500   Ascend Communications, Inc. *                                 7,582
  175,000   Cisco Systems, Inc. *                                        16,756
  260,500   Echelon Corp *                                                1,726
  168,800   FORE Systems, Inc. *                                          4,019
  159,600   Xylan Corp. *                                                 3,940
                                                                     -----------
                                                                         43,385
                                                                     -----------
            Computer - Peripherals (0.8%)
  283,600   HMT Technology Corp. *                                        2,570
  216,800   Maxtor Corp. *                                                1,518
  286,700   Read-Rite Corp. *                                             1,971
                                                                     -----------
                                                                          6,059
                                                                     -----------
            Computer Software & Service (4.2%)
  128,300   Amdocs Ltd. *                                                 1,756
  173,600   DSET Corp. *                                                  2,691
  180,000   Harbinger Corp. *                                             1,558
  163,200   Macrovision Corp. *                                           4,019
   96,400   Microsoft Corp. *                                            10,598
  100,000   PLATINUM Technology, Inc. *                                   3,159
  206,500   Rational Software Corp. *                                     3,407
  138,100   SCC Communications Corp. *                                    1,295
   52,500   Sterling Commerce, Inc. *                                     2,077
                                                                     -----------
                                                                         30,560
                                                                     -----------
            Distributions - Food/Health (0.5%)
  121,300   United Natural Foods, Inc. *                                  3,374
                                                                     -----------
            Drugs (2.3%)
  125,000   Dura Pharmaceuticals, Inc. *                                  3,219
  130,000   Elan Corp. plc ADR *                                          9,360
  130,000   Jones Pharma, Inc.                                            4,135
                                                                     -----------
                                                                         16,714
                                                                     -----------
            Electronics - Semiconductors (5.4%)
  188,400   Amkor Technology, Inc. *                                      1,395
  149,200   Applied Micro Circuits Corporation *                          3,385
  141,200   Genesis Microchip, Inc. *                                     1,050
   81,900   Intel Corp.                                                   6,915
  103,500   Lattice Semiconductor Corp. *                                 3,144
  151,500   MIPS Technologies, Inc. *                                     2,841
   71,200   Rambus, Inc. *                                                4,054
  221,500   TranSwitch Corp. *                                            4,001
  118,600   Triquint Semiconductor, Inc. *                                2,268
  168,400   Vitesse Semiconductor Corp. *                                 5,536
  223,300   VLSI Technology, Inc. *                                       3,573
  173,200   Zoran Corp. *                                                 1,375
                                                                     -----------
                                                                         39,537
                                                                     -----------
            Entertainment (0.6%)
  100,000   Pixar, Inc. *                                                 4,763
                                                                     -----------
            Equipment - Semiconductors (2.6%)
  171,600   Brooks Automation, Inc. *                                     1,705
  135,000   Cerprobe Corp. *                                              1,671
  196,100   CFM Technologies, Inc. *                                      1,642
  181,100   Cymer, Inc. *                                                 2,898
  150,500   Electroglas, Inc. *                                           1,815
   80,000   Etec Systems, Inc. *                                          2,700
  244,900   Integrated Process Equipment Corp. *                          2,541
  111,400   Photronics, Inc. *                                            2,019
  147,300   Speedfam International, Inc. *                                2,486
                                                                     -----------
                                                                         19,477
                                                                     -----------
            Finance - Consumer (0.6%)
  193,300   NCO Group, Inc. *                                             4,083
                                                                     -----------
            Finance - Diversified (0.4%)
   90,000   Heller Financial, Inc. "A" *                                  2,694
                                                                     -----------
            Foods (2.2%)
  120,000   American Italian Pasta Co. *                                  4,140
  100,000   Horizon Organic Holding Corp. *                               1,562
  200,000   Suiza Foods Corp. *                                          10,250
                                                                     -----------
                                                                         15,952
                                                                     -----------
            Healthcare - Diversified (1.3%)
  100,000   ICON plc ADR *                                                3,125
  131,200   PAREXEL International Corp. *                                 4,514
   95,300   Professional Detailing, Inc. *                                2,192
                                                                     -----------
                                                                          9,831
                                                                     -----------
            Healthcare - Information Technology (1.9%)
   70,000   HBO & Co.                                                     2,063
  200,000   MedQuist, Inc. *                                              4,625
   50,000   QuadraMed Corp. *                                             1,462
  150,000   Superior Consultant Holdings Corp. *                          5,775
                                                                     -----------
                                                                         13,925
                                                                     -----------
            Healthcare - Specialized Services (4.7%)
  116,090   Concentra Managed Care, Inc. *                               2,670
  100,000   ESC Medical Systems Ltd. *                                   2,594
  150,000   Express Scripts, Inc. "A" *                                 11,030
  300,000   Orthodontic Centers of America, Inc. *                       5,287
  120,000   Pediatrix Medical Group, Inc. *                              4,605
  128,600   Renal Care Group, Inc.                                       5,273
   91,666   Total Renal Care Holdings, Inc.                              2,790
                                                                     -----------
                                                                         34,249
                                                                     -----------
            Home Furnishings & Appliances (1.1%)
  200,000   Ethan Allen Interiors, Inc.                                   8,263
                                                                     -----------
            Hospitals (1.2%)
   60,000   Province Healthcare Co. *                                     1,665
  140,000   Universal Health Services, Inc. *                             7,175
                                                                     -----------
                                                                          8,840
                                                                     -----------
            Internet Services (3.4%)
  181,200   Concentric Network Corp. *                                    4,258
   86,800   NetGravity, Inc. *                                            1,367
  158,900   Network Solutions, Inc. "A" *                                 5,721
  196,800   Preview Travel, Inc. *                                        4,280
  202,100   Sportsline USA, Inc. *                                        5,356
  199,400   USWeb Corp. *                                                 4,013
                                                                     -----------
                                                                         24,995
                                                                     -----------
            Investment Banks/Brokerage (0.1%)
   56,600   Knight Trimark Group *                                          976
                                                                     -----------
            Lodging/Hotel (0.5%)
   80,000   Four Seasons Hotels, Inc. *                                   2,420
  100,000   ResortQuest International, Inc. *                             1,569
                                                                     -----------
                                                                          3,989
                                                                     -----------
            Medical Products & Supplies (3.5%)
  100,000   Henry Schein, Inc. *                                          4,813
  109,600   Ocular Sciences, Inc. *                                       3,247
  200,000   Omnicare, Inc.                                                7,912
  158,700   Serologicals Corp. *                                          4,880
  250,000   Sybron Corp. *                                                5,187
                                                                     -----------
                                                                         26,039
                                                                     -----------
            Nursing Care (1.2%)
   44,000   American Retirement Corp *                                      707
  200,000   HEALTHSOUTH Rehabilitation Corp. *                            5,025
  100,000   Sunrise Assisted Living, Inc. *                               3,037
                                                                     -----------
                                                                          8,769
                                                                     -----------
              Oil & Gas - Drilling/Equipment (2.4%)
  100,000   Carbo Ceramics, Inc.                                          3,150
   41,500   Cliffs Drilling Co. *                                           853
  114,000   Friede Goldman International, Inc. *                          2,629
  105,000   Halter Marine Group, Inc. *                                   1,667
  100,000   National-Oilwell, Inc. *                                      2,106
  200,000   Petroleum Geo-Services ADR *                                  4,813
  170,000   Varco International, Inc. *                                   2,699
                                                                     -----------
                                                                         17,917
                                                                     -----------
            Personal Care (1.6%)
  100,000   Estee Lauder Companies, Inc. "A"                              6,425
  102,000   Revlon, Inc. "A" *                                            5,062
                                                                     -----------
                                                                         11,487
                                                                     -----------
            Railroads/Shipping (0.1%)
   30,000   MotivePower Industries, Inc. *                                  879
                                                                     -----------
            Restaurants (1.0%)
  211,950   Papa John's International, Inc. *                             7,339
                                                                     -----------
            Retail - Building Supplies (1.2%)
  210,000   Home Depot, Inc.                                              8,794
                                                                     -----------
            Retail - Food (0.7%)
  120,000   Dominick's Supermarkets, Inc. *                               5,408
                                                                     -----------
            Retail - General Merchandising (1.6%)
  255,000   Dollar Tree Stores, Inc. *                                   11,571
                                                                     -----------
            Retail - Specialty (4.3%)
  200,000   99 Cents Only Stores *                                        8,200
  130,000   Abercrombie & Fitch Co. "A" *                                 6,037
   49,000   Cost Plus, Inc. *                                             1,445
  110,300   Hibbett Sporting Goods, Inc. *                                3,833
  150,000   Party City Corp. *                                            3,394
  150,000   Rental Service Corp. *                                        4,744
   30,000   Restoration Hardware, Inc. *                                    949
  100,000   Williams-Sonoma, Inc. *                                       3,306
                                                                     -----------
                                                                        31,908
                                                                     -----------
            Retail - Specialty Apparel (0.4%)
  150,000   Delia's, Inc. *                                               2,831
                                                                     -----------
            Services - Commercial & Consumer (4.4%)
  166,200   Altron, Inc. *                                                2,015
   75,000   Barra, Inc. *                                                 1,772
  130,900   Carreker-Antinori, Inc. *                                     1,162
  179,600   Computer Learning Centers, Inc. *                             5,006
   73,300   Flextronics International Ltd. *                              2,992
   82,800   Hertz Corp. "A"                                               3,855
  270,000   MSC Industrial Direct Co. "A" *                               8,066
  320,000   Stewart Enterprises, Inc. "A"                                 7,270
                                                                     -----------
                                                                         32,138
                                                                     -----------
            Services - Data Processing (0.4%)
  126,100   Checkfree Holdings Corp. *                                    3,121
                                                                     -----------
            Telecommunications - Cellular/Wireless (1.1%)
  233,500   Microcell Telecommunications, Inc. "B" *                      1,897
  118,200   Omnipoint Corp. *                                             2,490
   92,300   Powertel, Inc. *                                              1,638
  114,000   Western Wireless Corp. "A" *                                  2,373
                                                                     -----------
                                                                          8,398
                                                                     -----------
            Telecommunications - Long Distance (3.3%)
  124,600   ITC DeltaCom, Inc. *                                          5,950
   63,600   IXC Communications, Inc. *                                    2,878
   26,500   Level 3 Communications, Inc. *                                2,186
   45,500   Pacific Gateway Exchange, Inc. *                              1,820
   58,000   Qwest Communications International, Inc. *                    2,342
   77,000   RSL Communications Ltd. "A" *                                 3,041
   77,300   SmarTalk TeleServices, Inc. *                                 1,280
  151,085   STAR Telecommunications, Inc. *                               2,776
  105,800   Startec Global Communications Corp. *                         1,164
   90,000   Tel-Save Holdings, Inc. *                                     1,125
                                                                     -----------
                                                                         24,562
                                                                     -----------
            Telephones (6.0%)
  164,500   Advanced Radio Telecom Corp. *                                1,110
  178,700   e.spire Communications, Inc. *                                3,574
  135,900   Electric Lightwave, Inc. "A" *                                1,427
   53,600   Global TeleSystems Group, Inc. *                              2,868
  208,700   GST Telecommunications, Inc. *                                2,843
  151,500   Hyperion Telecommunications, Inc. "A" *                       2,045
   64,200   ICG Communications, Inc. *                                    1,894
   83,000   Intermedia Communications of Florida, Inc. *                  3,071
   46,100   McLeod, Inc. *                                                1,723
  114,500   Metromedia Fiber Network, Inc. "A" *                          6,426
  142,200   MetroNet Communications Corp. "B" *                           4,106
   87,700   NEXTLINK Communications, Inc. "A" *                           3,256
  281,900   Northeast Optic Network, Inc. *                               3,383
   96,600   Teligent, Inc. "A" *                                          2,862
   98,000   Winstar Communications, Inc. *                                3,234
                                                                     -----------
                                                                         43,822
                                                                     -----------
            Textiles - Apparel (1.4%)
  110,000   Columbia Sportswear Co. *                                     2,117
  100,000   North Face, Inc. *                                            1,688
  120,000   Tommy Hilfiger Corp. *                                        6,727
                                                                     -----------
                                                                         10,532
                                                                     -----------
            Truckers (1.0%)
  200,000   Coach USA, Inc. *                                             7,463
                                                                     -----------
            Waste Management (0.9%)
  100,000   American Disposal Services, Inc. *                            3,838
   80,000   Eastern Environmental Services, Inc. *                        2,705
                                                                     -----------
                                                                          6,543
                                                                     -----------
            Total common stocks (cost: $557,810)                        719,833
                                                                     -----------


   Principal
    Amount
    (000)
--------------
                    SHORT-TERM (3.1%)

 $ 22,814   Federal Home Loan Mortgage Corp.,
              5.56%, 8/03/98 (cost: $22,807)                              22,807
                                                                     -----------
            Total investments (cost: $580,617)                          $742,640
                                                                     ===========








USAA AGGRESSIVE GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.3% of net assets at July 31, 1998.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.


See accompanying notes to financial statements.








USAA AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1998

ASSETS
   Investments in securities, at market value
      (identified cost of $580,617)                                  $ 742,640
   Cash                                                                    327
   Receivables:
      Capital shares sold                                                  835
      Dividends                                                             46
      Securities sold                                                    6,153
                                                                     -----------
         Total assets                                                  750,001
                                                                     -----------
LIABILITIES
   Securities purchased                                                 10,514
   Capital shares redeemed                                               2,546
   USAA Investment Management Company                                      256
   USAA Transfer Agency Company                                             95
   Accounts payable and accrued expenses                                   140
                                                                     -----------
         Total liabilities                                              13,551
                                                                     -----------
            Net assets applicable to capital shares outstanding       $736,450
                                                                     ===========
REPRESENTED BY:
   Paid-in capital                                                    $482,819
   Accumulated net realized gain on investments                         91,608
   Net unrealized appreciation of investments                          162,023
                                                                     -----------
            Net assets applicable to capital shares outstanding       $736,450
                                                                     ===========
   Capital shares outstanding                                           23,287
                                                                     ===========
   Authorized shares of $.01 par value                                  55,000
                                                                     ===========
Net asset value, redemption price, and offering price per share       $  31.62
                                                                     ===========

See accompanying notes to financial statements.







USAA  AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1998

Net investment loss:
   Income:
      Dividends                                                      $   1,118
      Interest                                                           1,444
                                                                     -----------
         Total income                                                    2,562
                                                                     -----------
   Expenses:
      Management fees                                                    2,947
      Transfer agent's fees                                              1,902
      Custodian's fees                                                     169
      Postage                                                              216
      Shareholder reporting fees                                           104
      Directors' fees                                                        4
      Registration fees                                                     50
      Professional fees                                                     35
      Other                                                                 17
                                                                     -----------
         Total expenses                                                  5,444
                                                                     -----------
            Net investment loss                                         (2,882)
                                                                     -----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                   125,534
   Change in net unrealized appreciation/depreciation                  (95,797)
                                                                     -----------
            Net realized and unrealized gain                            29,737
                                                                     -----------
Increase in net assets resulting from operations                     $  26,855
                                                                     ===========

See accompanying notes to financial statements.







USAA AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,
                                                       1998             1997
                                                 -------------------------------
From operations:
   Net investment loss                             $ (2,882)         $  (3,280)
   Net realized gain on investments                 125,534             23,305
   Change in net unrealized appreciation/
      depreciation of investments                   (95,797)           103,509
                                                 -------------------------------
      Increase in net assets resulting
         from operations                             26,855            123,534
                                                 -------------------------------
Distributions to shareholders from:
   Net realized gains                               (54,316)           (12,865)
                                                 -------------------------------
From capital share transactions:
   Proceeds from shares sold                        221,629            275,675
   Shares issued for dividends reinvested            51,253             11,559
   Cost of shares redeemed                         (262,955)          (251,356)
                                                 -------------------------------
      Increase in net assets from capital
         share transactions                           9,927             35,878
                                                 -------------------------------
Net increase (decrease) in net assets               (17,534)           146,547
Net assets:
   Beginning of period                              753,984            607,437
                                                 -------------------------------
   End of period                                   $736,450          $ 753,984
                                                 ===============================
Undistributed net investment loss included
   in net assets:
   End of period                                   $  --             $      (5)
                                                 ===============================
Change in shares outstanding:
   Shares sold                                        6,779              9,294
   Shares issued for dividends reinvested             1,690                392
   Shares redeemed                                   (8,156)            (8,495)
                                                 -------------------------------
      Increase in shares outstanding                    313              1,191
                                                 ===============================


See accompanying notes to financial statements.









USAA AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Aggressive Growth Fund (the Fund). The Fund's investment objective is appreciation of capital. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of companies that have the prospect of rapidly growing earnings.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment loss by $2.9 million, and decrease accumulated net realized gain on investments by $2.9 million.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $618.7 million and $672.2 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $206.6 million and $44.6 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to .50% of the first $200 million,
 .40% of that portion over $200 million but not over $300 million, and .33% of the portion over $300 million.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended ended July 31, 1998 was $1,800.


(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                         Ten-month
                                                                                      Period Ended
                                      Year Ended July 31,                                 July 31,
                          ---------------------------------------------------------------------------
                             1998            1997           1996           1995           1994
                          ---------------------------------------------------------------------------
Net asset value at
   beginning of period    $  32.82        $  27.88       $  24.49      $   17.74       $  20.40
Net investment loss           (.12)(a)        (.14)(a)       (.12)(a)       (.05)(a)       (.02)(a)
Net realized and
   unrealized gain (loss)     1.26            5.65           5.12           8.35          (1.37)
Distributions from net
   investment income            --              --             --             --           (.02)
Distributions of realized
   capital gains             (2.34)           (.57)         (1.61)         (1.55)         (1.25)
                          ---------------------------------------------------------------------------
Net asset value at
   end of period          $  31.62        $  32.82       $  27.88       $  24.49       $  17.74
                          ===========================================================================
Total return (%) *            3.91           20.00          21.16          49.98          (7.31)
Net assets at end
   of period (000)        $736,450        $753,984       $607,437       $363,390       $248,953
Ratio of expenses to
   average net assets (%)      .71             .74            .74            .86            .83(b)
Ratio of net investment
   loss to average
   net assets (%)             (.38)           (.47)          (.42)          (.28)          (.10)(b)
Portfolio turnover (%)       83.32           57.15          43.75         138.32          98.99



* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.






Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777